Exhibit 10.51
AMENDMENT NUMBER 4
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
REVISED AND CONSOLIDATED AS AT JANUARY 1, 2024

AMENDMENTS EFFECTIVE JANUARY 1, 2026
1.Subparagraph 2.27.1(c) is deleted and replaced with the following:

“(c)     In respect of the USW Service of a Member:

(i)whose Last Date of Hire is prior to January 1, 2023, and

(ii)whose Date of Cessation of Membership is on or after January 1, 2023 and prior to January 1, 2026,

        70%;”

2.The following is added as Subparagraph 2.27.1(c.1):

“(c.1)      In respect of the USW Service of a Member:

(i)whose Last Date of Hire is prior to January 1, 2026, and

(ii)     whose Date of Cessation of Membership is on or after January 1, 2026,

70%; and”

3.Clause 8.01(b)(iii) is deleted and replaced with the following:

“(iii)    multiplied by the applicable percentage determined from the following table:

Period of Pensionable Service	If Member’s Last Date of Hire was before:	then the following percentage is used:	If Member’s Last Date of Hire is on or after:	then the following percentage is used:

TCRC-MWED Service	January 1, 2024	1.80%	January 1, 2024	1.70%
CPPA Service	June 1, 2013	1.80%	June 1, 2013	1.70%
USW Service	January 1, 2026	1.90%	January 1, 2026	1.70%
IBEW Service	January 1, 2024	1.80%	January 1, 2024	1.70%
Unifor Service	January 1, 2024	1.80%	January 1, 2024	1.70%
TCRC-RTE Service	January 1, 2023	1.80%	January 1, 2023	1.70%
RCTC Service	June 1, 2013	1.80%	June 1, 2013	1.70%
Management Service	June 1, 2013	1.30%	June 1, 2013	1.30%
”

4.Subparagraph 8.08(a) is deleted and replaced with the following:

“(a)    Pension Limit Date, Prior Pension Limit, and Future Pension Limit are the dates and amounts, as applicable, set out in the table below:

	1	2	3
Period of Pensionable Service:	Pension Limit Date:	Prior Pension Limit:	Future Pension Limit:
TCRC-MWED Service	January 1, 2024	$2,025	$1,715
CPPA Service	June 1, 2013	$1,975	$1,715
USW Service	January 1, 2026	$2,000	$1,715
IBEW Service	January 1, 2024	$2,225	$1,715
Unifor Service	January 1, 2024	$2,100	$1,715
TCRC-RTE Service	January 1, 2023	$2,250	$1,715
RCTC Service	June 1, 2013	$2,200	$1,715
Management Service	June 1, 2013	$1,975	$1,715
”
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